UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2022

FS KKR CAPITAL CORP.

(Exact name of Registrant as specified in its charter)

Maryland	814-00757	26-1630040
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania	19112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FSK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On November 14, 2022, FS KKR Capital Corp. (the “Company”) and CCT Tokyo Funding LLC, a wholly-owned subsidiary of the Company (“CCT Tokyo Funding”), entered into an eighth amendment (the “Eighth Amendment”) to the Loan and Servicing Agreement, dated December 2, 2015, by and among CCT Tokyo Funding, as borrower, the Company (as successor by merger to Corporate Capital Trust, Inc.), as servicer and transferor, Sumitomo Mitsui Banking Corporation (“SMBC”), as administrative agent and collateral agent, and each of the lenders from time to time party thereto (the “Revolving Credit Facility”). The Eighth Amendment provides for, among other things, (i) an extension of each of the reinvestment period and the maturity date of the facility by 12 months to December 1, 2023, and June 2, 2026, respectively, (ii) the bifurcation of the total $300,000,000 commitment to include a $200,000,000 funded term loan and a $100,000,000 revolver commitment and (iii) the replacement of LIBOR with the term SOFR reference rate as an applicable index for borrowings. After giving effect to the Eighth Amendment, the Company will pay interest as follows: (i) with respect to loans for which the Company elects the base rate option, the “alternate base rate” (which is the greatest of (a) the prime rate as publicly announced by SMBC, (b) the sum of (x) the federal funds effective rate plus (y) 0.50%, (d) three-month term SOFR plus 1% per annum, and (d) 0%) plus an applicable margin of (x) 0.90% per annum in the case of term loan advances and (y) 1.05% per annum in the case of revolving advances, and (ii) with respect to loans for which the Company elects the term SOFR option, the greater of (a three-month term SOFR and (b) 0%, plus an applicable margin of (x) 1.90% in the case of term loan advances and (y) 2.05% in the case of revolving advances. After giving effect to the Eighth Amendment, the Company will pay a commitment fee of 0.50% per annum (based on the immediately preceding quarter’s average usage) on the unused portion of the revolving commitments under the Revolving Credit Facility during the revolving period.

The foregoing description of the Eighth Amendment as set forth in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Eighth Amendment attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated in this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Eighth Amendment to Loan and Servicing Agreement, dated November 14, 2022, by and among CCT Tokyo Funding LLC, FS KKR Capital Corp., and Sumitomo Mitsui Banking Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS KKR CAPITAL CORP.

Date: November 17, 2022	By:	/s/ Stephen Sypherd
Name: Stephen Sypherd
Title: General Counsel